Exhibit 99.1

As previously announced, U.S. Cellular® will hold a teleconference on Aug. 6, 2009, at 10:00 a.m. Chicago time. Interested parties may listen to the call live by accessing the Conference Calls page of www.teldta.com or uscellular.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations (312) 592-5384 mark.steinkrauss@teldta.com Julie D. Mathews, Manager, Investor Relations (312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

U.S. CELLULAR REPORTS SECOND QUARTER RESULTS
Data revenues increase 31 percent

Note: Comparisons are year over year unless otherwise noted.

2Q 2009 Highlights

§	Service revenues were $974.8 million.
§	31 percent increase in data revenues, to $162.0 million, representing 17 percent of service revenues.
§	ARPU (average monthly service revenue per unit) was $52.41.
§	20 percent increase in operating income, to $140.9 million.
§	Postpay churn was 1.7 percent; postpay customers comprised 95 percent of retail customers.
§	7 percent increase in cell sites in service, to 7,043.
§	Repurchased 140,000 common shares for $6.0 million to offset dilution from employee benefit plans.

CHICAGO – Aug. 6, 2009 – United States Cellular Corporation [NYSE:USM] reported service revenues of $974.8 million for the second quarter of 2009, a 1 percent decrease from $987.4 million in the comparable period one year ago, due to a $22.0 million reduction in inbound roaming revenues related primarily to the acquisition of Alltel Corporation by Verizon Wireless. U.S. Cellular recorded operating income of $140.9 million, a 20 percent increase from $117.9 million in the second quarter of 2008. Net income attributable to U.S. Cellular and related diluted earnings per share were $83.4 million and $0.96, respectively, for the second quarter of 2009, compared to $72.6 million and $0.83, respectively, in the comparable period one year ago.

“U.S. Cellular had a net loss in retail customers for the second quarter,” said John E. Rooney, U.S. Cellular president and CEO, “due to the combined effect of the weak economy and very competitive market conditions. The launch of the latest iPhone and other exclusive handsets was a factor, as was the increased presence and competitiveness of low-priced, prepaid service providers in some of our markets. Customers have responded well, however, to the new national plans we introduced late in the quarter, and to our industry-first Battery Swap program, which meets a widespread customer need.

“Despite the challenges we faced in the quarter,” continued Rooney, “we achieved solid financial results, with increased operating income and operating cash flow. After adjusting for a decline in roaming revenues that resulted from Verizon’s acquisition of Alltel, service revenues increased slightly, due to continued growth in demand for data services. In fact, data revenues grew 31 percent and now represent 17 percent of service revenues. We expect this growth to continue, as we bring our 3G network—which now covers 40 percent of our customer base—to 70 percent of our customers by year end. We have also implemented additional cost controls to ensure ongoing funding for important multi-year initiatives designed to promote online sales and enhance our billing and customer relationship management capabilities.”

Guidance

Guidance for the year ending Dec. 31, 2009 is as follows. There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2009 guidance as of Aug. 6, 2009 is as follows:
Net retail customer additions (1)	—
Service revenues	$3,900 - $3,950 million
Operating income (2)	$300 - $375 million
Depreciation, amortization and accretion (2)	Approx. $600 million
Capital expenditures	Approx. $575 million

(1)	U.S. Cellular has withdrawn its net retail customer additions guidance for the remainder of 2009 due to uncertainty related to the weak economy and consumer purchasing intentions.
(2)	Includes losses on disposals of assets.

The foregoing guidance represents the views of management as of Aug. 6, 2009 and should not be assumed to be accurate as of any other date. U.S. Cellular undertakes no legal duty to update such information, whether as a result of new information, future events, or otherwise.

Conference call information

U.S. Cellular will hold a conference call on Aug. 6, 2009 at 10:00 a.m. Chicago time.
•  Access the live call on the Conference Calls page of uscellular.com at http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=67422&eventID=2355543
•  Access the call by phone at 800/706-9695 (US/Canada) and use conference ID #22679990.

Before the call, certain financial and statistical information to be discussed during the call will be posted to the Conference Calls page of uscellular.com, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. The call will be archived on the Conference Calls page of uscellular.com.

About U.S. Cellular®

United States Cellular Corporation, the nation's fifth-largest, full-service wireless carrier, provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to approximately 6.2 million customers in 26 states. The Chicago-based company employed approximately 8,700 full-time equivalent associates as of June 30, 2009. For more information about U.S. Cellular, visit uscellular.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of the company to successfully manage and grow its markets; the current credit crisis affecting financial markets, and its effects on the overall economy; competition; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded our debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, average monthly revenue per unit, churn rates, roaming revenue and terms, the availability of handset devices, or the mix of products and services offered by the company; and the ability to obtain or maintain roaming arrangements with other carriers. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by U.S. Cellular to furnish this press release to the SEC, which are incorporated by reference herein.

UNITED STATES CELLULAR CORPORATION SUMMARY OPERATING DATA

Quarter Ended	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Total Population:
Consolidated markets (1)	83,726,000	83,726,000	83,014,000	82,875,000	82,875,000
Consolidated operating markets (1)	46,306,000	46,306,000	46,009,000	45,493,000	45,493,000
All customers:
Total at end of period	6,155,000	6,243,000	6,196,000	6,176,000	6,194,000
Gross additions	317,000	404,000	395,000	367,000	365,000
Net additions (losses)	(88,000)	47,000	20,000	(18,000)	16,000
Market penetration at end of period:
Consolidated markets (2)	7.4%	7.5%	7.5%	7.5%	7.5%
Consolidated operating markets (2)	13.3%	13.5%	13.5%	13.6%	13.6%
Retail customers:
Total at end of period	5,711,000	5,770,000	5,707,000	5,674,000	5,677,000
Gross additions	286,000	366,000	352,000	325,000	318,000
Net postpay additions (losses)	(32,000)	60,000	41,000	12,000	33,000
Net prepay additions (losses)	(27,000)	3,000	(8,000)	(15,000)	1,000

Cell sites in service	7,043	6,942	6,877	6,716	6,596
Average monthly revenue per unit (3)	$52.41	$52.54	$52.71	$54.59	$53.27
Retail service revenue per unit (3) (5)	$46.85	$46.78	$46.43	$46.97	$46.53
Inbound roaming revenue per unit (3) (5)	$3.35	$3.21	$4.25	$5.03	$4.54
Other revenue per unit (3) (5)	$2.21	$2.55	$2.03	$2.59	$2.20
Postpay churn rate (4)	1.7%	1.5%	1.6%	1.6%	1.4%
Construction expenditures (000s)	$91,200	$137,700	$190,000	$146,100	$137,800

(1)	“Total population of consolidated markets” and “Total population of consolidated operating markets” are used only for the purposes of calculating market penetration of consolidated markets and consolidated operating markets, respectively, which is calculated by dividing customers by the total market population (without duplication of population in overlapping markets).
(2)	Calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.
(3)	Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service revenue (000s)	$974,755	$981,874	$976,952	$1,013,928	$987,352
Components:
Retail service revenue (000s)	871,209	874,098	860,503	872,397	862,392
Inbound roaming revenue (000s)	62,223	60,057	78,768	93,472	84,201
Other revenue (000s)	41,323	47,719	37,681	48,059	40,759

Divided by average customers (000s)	6,199	6,229	6,178	6,191	6,178
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$52.41	$52.54	$52.71	$54.59	$53.27
Retail service revenue per unit	$46.85	$46.78	$46.43	$46.97	$46.53
Inbound roaming revenue per unit	$3.35	$3.21	$4.25	$5.03	$4.54
Other revenue per unit	$2.21	$2.55	$2.03	$2.59	$2.20

(4)	Postpay churn rate is calculated by dividing the total postpay customer disconnects during the quarter by the average postpay customer base for the quarter.
(5)	Long-distance revenue was reclassified in the fourth quarter of 2008 from Other revenue to Retail service revenue and Inbound roaming revenue. Previous quarters have been adjusted to reflect this change.

     United States Cellular Corporation
Consolidated Statement of Operations Highlights
Three Months Ended June 30,
(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2009	2008	Amount	Percent
Operating revenues
Service	$974,755	$987,352	$(12,597)	(1%)
Equipment sales	67,795	73,240	(5,445)	(7%)
Total operating revenues	1,042,550	1,060,592	(18,042)	(2%)
Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	194,806	196,652	(1,846)	(1%)
Cost of equipment sold	156,055	176,145	(20,090)	(11%)
Selling, general and administrative	410,070	418,416	(8,346)	(2%)
Depreciation, amortization and accretion	138,614	145,258	(6,644)	(5%)
Loss on asset disposals, net	2,086	6,219	(4,133)	(66%)
Total operating expenses	901,631	942,690	(41,059)	(4%)

Operating income	140,919	117,902	23,017	20%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	24,794	22,807	1,987	9%
Interest and dividend income	751	1,429	(678)	(47%)
Interest expense	(19,387)	(20,774)	1,387	7%
Other, net	(2)	600	(602)	N/M
Total investment and other income (expense)	6,156	4,062	2,094	52%
Income before income taxes	147,075	121,964	25,111	21%
Income tax expense	57,748	44,016	13,732	31%
Net income	89,327	77,948	11,379	15%
Less: Net income attributable to noncontrolling interests, net of tax	(5,969)	(5,346)	(623)	(12%)
Net income attributable to U.S. Cellular	$83,358	$72,602	$10,756	15%

Basic weighted average shares outstanding	86,992	87,571	(579)	(1%)
Basic earnings per share attributable to U.S. Cellular shareholders	$0.96	$0.83	$0.13	16%

Diluted weighted averages shares outstanding	87,177	87,872	(695)	(1%)
Diluted earnings per share attributable to U.S. Cellular shareholders	$0.96	$0.83	$0.13	16%

N/M — Percentage change not meaningful

United States Cellular Corporation
Consolidated Statement of Operations Highlights
Six Months Ended June 30,
(Unaudited, dollars and shares in thousands, except per share amounts)

			Increase (Decrease)
	2009	2008	Amount	Percent
Operating revenues
Service	$1,956,629	$1,949,446	$7,183	—
Equipment sales	138,685	149,002	(10,317)	(7%)
Total operating revenues	2,095,314	2,098,448	(3,134)	—
Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	394,809	387,668	7,141	2%
Cost of equipment sold	341,756	354,190	(12,434)	(4%)
Selling, general and administrative	822,518	822,042	476	—
Depreciation, amortization and accretion	276,265	287,788	(11,523)	(4%)
Loss on asset disposals, net	4,277	9,892	(5,615)	(57%)
Total operating expenses	1,839,625	1,861,580	(21,955)	(1%)

Operating income	255,689	236,868	18,821	8%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	50,121	44,042	6,079	14%
Interest and dividend income	1,228	3,334	(2,106)	(63%)
Interest expense	(38,409)	(40,889)	2,480	6%
Other, net	278	718	(440)	(61%)
Total investment and other income (expense)	13,218	7,205	6,013	83%
Income before income taxes	268,907	244,073	24,834	10%
Income tax expense	88,980	91,556	(2,576)	(3%)
Net income	179,927	152,517	27,410	18%
Less: Net income attributable to noncontrolling interests, net of tax	(11,977)	(9,358)	(2,619)	(28%)
Net income attributable to U.S. Cellular	$167,950	$143,159	$24,791	17%

Basic weighted average shares outstanding	87,093	87,571	(478)	(1%)
Basic earnings per share attributable to U.S. Cellular shareholders	$1.93	$1.63	$0.30	18%

Diluted weighted averages shares outstanding	87,308	87,963	(655)	(1%)
Diluted earnings per share attributable to U.S. Cellular shareholders	$1.92	$1.63	$0.29	18%

N/M — Percentage change not meaningful

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

ASSETS

	June 30,	December 31,
	2009	2008
Current assets
Cash and cash equivalents	$275,920	$170,996
Accounts receivable from customers and other	447,521	419,619
Inventory	125,578	116,564
Prepaid income taxes	—	22,515
Prepaid expenses	49,040	51,645
Net deferred income tax asset	19,481	19,481
Other current assets	54,705	14,227
	972,245	815,047

Investments
Licenses	1,445,501	1,433,415
Goodwill	494,737	494,279
Customer lists	6,465	8,936
Investments in unconsolidated entities	192,445	156,637
Notes and interest receivable — long-term	4,231	4,297
	2,143,379	2,097,564

Property, plant and equipment
In service and under construction	5,602,245	5,884,383
Less: accumulated depreciation	3,024,243	3,264,007
	2,578,002	2,620,376

Other assets and deferred charges	37,621	33,055

Total assets	$5,731,247	$5,566,042

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

LIABILITIES AND SHAREHOLDERS' EQUITY

	June 30,	December 31,
	2009	2008
Current liabilities
Current portion of long-term debt	$10,088	$10,258
Accounts payable
Affiliated	13,750	9,613
Trade	210,826	248,785
Customer deposits and deferred revenues	145,710	151,082
Accrued taxes	58,433	17,643
Accrued compensation	41,976	55,969
Other current liabilities	91,149	108,533
	571,932	601,883

Deferred liabilities and credits
Net deferred income tax liability	498,823	478,106
Other deferred liabilities and credits	243,258	233,619
	742,081	711,725

Long-term debt	997,651	996,636

Commitments and contingencies

Noncontrolling interests with mandatory redemption features	640	589

Equity
U.S. Cellular shareholders' equity
Common Shares, par value $1 per share	55,068	55,068
Series A Common Shares, par value $1 per share	33,006	33,006
Additional paid-in capital	1,348,664	1,340,146
Treasury shares	(60,104)	(50,258)
Retained earnings	1,985,876	1,828,680
Total U.S. Cellular shareholders' equity	3,362,510	3,206,642

Noncontrolling interests	56,433	48,567

Total equity	3,418,943	3,255,209

Total liabilities and equity	$5,731,247	$5,566,042

United States Cellular Corporation
Consolidated Statement of Cash Flows
Six Months Ended June 30,
(Unaudited, dollars in thousands)

	2009	2008
Cash flows from operating activities
Net income	$179,927	$152,517
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	276,265	287,788
Bad debts expense	39,028	32,426
Stock-based compensation expense	7,974	6,481
Deferred income taxes, net	19,604	27,231
Equity in earnings of unconsolidated entities	(50,121)	(44,042)
Distributions from unconsolidated entities	12,997	45,569
Loss on asset disposals, net	4,277	9,892
Excess tax benefit from stock awards	(4)	(896)
Noncash interest expense	1,213	886
Changes in assets and liabilities from operations
Accounts receivable	(63,510)	(50,059)
Inventory	(10,391)	(19,816)
Accounts payable - trade	(41,378)	2,838
Accounts payable - affiliate	4,137	171
Customer deposits and deferred revenues	(5,372)	10,406
Accrued taxes	64,851	1,471
Accrued interest	450	455
Other assets and liabilities	(66,824)	(36,486)
	373,123	426,832
Cash flows from investing activities
Additions to property, plant and equipment	(228,902)	(249,500)
Cash received from divestitures	50	6,838
Cash paid for acquisitions and licenses	(12,327)	(312,615)
Other investing activities	1,107	(1,215)
	(240,072)	(556,492)
Cash flows from financing activities
Issuance of notes payable	—	100,000
Repayment of notes payable	—	(50,000)
Common shares reissued for benefit plans, net of tax payments	(405)	(1,878)
Common shares repurchased	(19,332)	(14,516)
Excess tax benefit from stock awards	4	896
Payment of debt issuance costs	(4,309)	—
Distributions to noncontrolling interests	(4,060)	(6,022)
Other financing activities	(25)	(2,198)
	(28,127)	26,282

Net increase (decrease) in cash and cash equivalents	104,924	(103,378)

Cash and cash equivalents
Beginning of period	170,996	204,533
End of period	$275,920	$101,155